HENNESSY LEVERAGED
                                   DOGS FUND


                               SEMIANNUAL REPORT
                               DECEMBER 31, 1998

                             (Hennessy Funds Logo)
                                 Hennessy Funds

                            THE HENNESSY FUNDS, INC.
                              The Courtyard Square
                          750 Grant Avenue, Suite 100
                            Novato, California 94945
                                 (415) 899-1555
                                1 (800) 966-4354
                              Email: ejhmo@aol.com
                                 Symbol: HDOGX

                                                                   February 1999
Dear Shareholder:

The Leveraged Dogs Fund received effective registration with the Securities and Exchange Commission on June 30, 1998; however, we did not begin fund operations until the fall of 1998. From July 29 to December 31 of 1998 the Leveraged Dogs returned 0.16% versus the Dow Jones Industrial Average return of 3.65%. The Leveraged Dogs Fund had $1.3 million in assets as of December 31, 1998 and currently has $4.2 million in assets (as of February 23, 1999).

As most investors and investment professionals know, the majority of Big Board stocks suffered a losing year, which means that a handful of dangerously overpriced stocks led the indexes and averages to record levels. We feel our strategy of buying out of favor companies (the "Dogs of the Dow") and leveraging our T-Bill holdings to purchase a higher percentage of those companies, will perform as anticipated in the future as more investors and less speculators focus their attention on VALUE COMPANIES.

Thank you for making the Hennessy Leveraged Dogs Fund part of your investment portfolio. We appreciate your continued business.

Best wishes,

/s/ Neil J. Hennessy

Neil J. Hennessy
President & Portfolio Manager

                                           Merrill Lynch
                Hennessy      Dow Jones       One Year      Standard &
               Leveraged      Industrial      Treasury      Poor's 500
   date        Dogs Fund       Average       Bill Index    Stock Index
 7/29/98*<F1>   $10,000        $10,000        $10,000        $10,000
 9/30/98        $10,091         $8,815        $10,164         $9,029
 12/31/98       $10,016        $10,365        $10,254        $10,951
*<F1>  inception date

This chart assumes an initial investment of $10,000, made on 7/29/98 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividend and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
                               RATE OF RETURN(%)
                     FOR THE PERIOD ENDED DECEMBER 31, 1998
-------------------------------------------------------------------------------
                                                           SINCE INCEPTION
                                                               7/29/98
                                                           ---------------
   Hennessy Leveraged Dogs Fund                                    0.16%
   Dow Jones Industrial Average                                    3.65%
   Merrill Lynch One Year Treasury Bill Index                      2.54%
   Standard & Poor's 500 Stock Index                               9.51%
-------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
(UNAUDITED)

ASSETS:
   Investments, at value (cost $1,282,349)                      $1,264,316
   Income receivable                                                 2,422
   Receivable for Fund shares sold                                  45,000
   Due from Adviser                                                 25,321
                                                               -----------
      Total Assets                                               1,337,059
                                                               -----------
LIABILITIES:
   Accrued expenses and other payables                              25,321
                                                               -----------
      Total Liabilities                                             25,321
                                                               -----------
NET ASSETS                                                      $1,311,738
                                                               -----------
                                                               -----------
NET ASSETS CONSIST OF:
   Capital stock                                                $1,329,558
   Accumulated undistributed net investment income                     213
   Unrealized net (depreciation) on investments                    (18,033)
                                                               -----------
      Total Net Assets                                          $1,311,738
                                                               -----------
                                                               -----------
   Shares outstanding (100,000,000 shares
     authorized, $.0001 par value)                                 133,043
   Net asset value per share                                   $      9.86
                                                               -----------
                                                               -----------

                     See notes to the financial statements.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 1998
(UNAUDITED)

INVESTMENT INCOME:
   Dividend income                                               $     921
   Interest income                                                  13,104
                                                                ----------
      Total investment income                                       14,025
                                                                ----------
EXPENSES:
   Investment advisory fees                                          1,810
   Administration fees                                               7,500
   Shareholder servicing and accounting costs                       13,442
   Distribution fees                                                   754
   Custody fees                                                      1,257
   Federal and state registration fees                               8,775
   Professional fees                                                 3,355
   Reports to shareholders                                           1,250
   Directors' fees and expenses                                        500
                                                                ----------
   Total expenses before waiver                                     38,643
   Less:  Waiver of expenses by Adviser                             38,643
                                                                ----------
      Net expenses                                                      --
                                                                ----------
NET INVESTMENT INCOME                                               14,025
                                                                ----------
REALIZED AND UNREALIZED GAINS (LOSSES):
   Net realized gains on investments                                    --
   Change in unrealized (depreciation) on investments              (18,033)
                                                                ----------
      Net (loss) on investments                                    (18,033)
                                                                ----------
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $   (4,008)
                                                                ----------
                                                                ----------

                     See notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 1998
                                                             -----------------
                                                                (UNAUDITED)
OPERATIONS:
   Net investment income                                       $   14,025
   Net realized gains on investments                                   --
   Change in unrealized depreciation on investments               (18,033)
                                                              -----------
   Net (decrease) in net assets resulting from operations          (4,008)
                                                              -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                     (13,812)
   From net realized gains                                             --
                                                              -----------
                                                                  (13,812)
                                                              -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares subscribed                              1,323,353
   Shares issued to holders in reinvestment of dividends           13,803
   Cost of shares redeemed                                         (7,598)
                                                              -----------
   Net increase in net assets resulting
     from capital share transactions                            1,329,558
                                                              -----------
TOTAL INCREASE IN NET ASSETS                                    1,311,738
NET ASSETS:
   Beginning of period                                                 --
                                                              -----------
   End of period (including undistributed
     net investment income of $213)                            $1,311,738
                                                              -----------
                                                              -----------
CHANGES IN SHARES OUTSTANDING:
   Shares sold                                                    132,395
   Shares issued to holders as reinvestment of dividends            1,403
   Shares redeemed                                                   (755)
                                                              -----------
   Net increase                                                   133,043
                                                              -----------
                                                              -----------

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS
                                                            JULY 29, 1998(1)<F2>
                                                                  THROUGH
                                                             DECEMBER 31, 1998
                                                             -----------------
PER SHARE DATA:
   Net asset value, beginning of period                            $10.00
   Income from investment operations:
   Net investment income                                             0.16
   Net realized and unrealized (loss) on securities                 (0.14)
                                                                   ------
      Total from investment operations                               0.02
   Less Distributions:
     Dividends from net investment income                           (0.16)
     Dividends from realized capital gains                             --
                                                                   ------
      Total distributions                                           (0.16)
                                                                   ------
   Net asset value, end of period                                 $  9.86
                                                                   ------
                                                                   ------
TOTAL RETURN                                                        0.16%(2)<F3>
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of period                        $ 1,312
   Ratio of net expenses to average net assets:
     Before expense reimbursement                                  12.81%(3)<F4>
     After expense reimbursement                                       --(3)<F4>
   Ratio of net investment income (loss) to average net assets:
     Before expense reimbursement                                 (8.16)%(3)<F4>
     After expense reimbursement                                    4.65%(3)<F4>
   Portfolio turnover rate                                             --(4)<F5>

(1)<F2>   Commencement of operations.
(2)<F3>   Not annualized.
(3)<F4>   Annualized.
(4)<F5> For the period July 29, 1998 through December 31, 1998, there were no sales of securities other than short-term securities which are not factored into this calculation.

                     See notes to the financial statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998
(UNAUDITED)

 NUMBER
OF SHARES                                                         VALUE
---------                                                         -----
           COMMON STOCKS -- 29.3%
           AUTOMOBILES & TRUCKS -- 3.0%
     550   General Motors Corporation                          $   39,359
                                                              -----------
           BANK & BANK HOLDING COMPANIES -- 3.0%
     375   J.P. Morgan and Co. Incorporated                        39,398
                                                              -----------
           CAPITAL GOODS -- 2.9%
     825   Caterpillar, Inc.                                       37,950
                                                              -----------
           CHEMICALS -- 2.6%
     650   E. I. du Pont de Nemours and Company                    34,491
                                                              -----------
           CONSUMER DURABLES -- 2.9%
     525   Eastman Kodak Company                                   37,800
                                                              -----------
           ENERGY -- 6.4%
     500   Chevron Corporation                                     41,469
     575   Exxon Corporation                                       42,047
                                                              -----------
                                                                   83,516
                                                              -----------
           FOOD, BEVERAGE & TOBACCO -- 2.9%
     725   Philip Morris Companies, Inc.                           38,788
                                                              -----------
           MANUFACTURING -- 2.6%
     475   Minnesota Mining and Manufacturing Company              33,784
                                                              -----------
           PAPER & FOREST PRODUCTS -- 3.0%
     875   International Paper Company                             39,211
                                                              -----------
           TOTAL COMMON STOCKS (Cost $401,935)                    384,297
                                                              -----------
PRINCIPAL
 AMOUNT
---------
           SHORT-TERM INVESTMENTS -- 67.1%
           U. S. GOVERNMENT -- 30.6%
           U.S. Treasury Bills:
$417,000   4.39%, 11/12/99                                        401,207
                                                              -----------
           VARIABLE RATE DEMAND NOTES -- 36.5%
 100,900   American Family, 5.17%                                 100,900
 120,817   General Mills, Inc., 5.23%                             120,817
 102,469   Pitney Bowes, Inc., 5.23%                              102,469
 154,626   Warner-Lambert Co., 5.18%                              154,626
                                                              -----------
                                                                  478,812
                                                              -----------
           TOTAL SHORT-TERM INVESTMENTS (Cost $880,414)           880,019
                                                              -----------
           TOTAL INVESTMENTS -- 96.4% (Cost $1,282,349)         1,264,316
                                                              -----------
           Other Assets, less Liabilities -- 3.6%                  47,422
                                                              -----------
           NET ASSETS -- 100.0%                               $ 1,311,738
                                                              -----------
                                                              -----------
                   See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1998 (UNAUDITED)

1).  ORGANIZATION

  The Hennessy Funds, Inc., organized as a Maryland corporation on January 11, 1996, consists of two separate portfolios. The Hennessy Funds, Inc. -- Hennessy Leveraged Dogs Fund (the "Fund") is an open-end, non-diversified company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to achieve total return that in the long run will exceed that of the Dow Jones Industrial Average (the "DJIA"). The investment strategy involves borrowing money for investment purposes, and investing approximately one half of the portfolio's assets, including proceeds from borrowing, in one-year Treasury Bills and the other half in the top ten dividend yielding stocks of the DJIA. Bi-monthly, the Fund will determine the ten highest yielding common stocks in the DJIA. All purchases of common stocks following such determination, until the next determination, will be of the ten highest yielding common stocks so determined. The Fund intends to hold any common stock purchased for approximately one year, including common stocks that are no longer one of the ten highest yielding common stocks in the DJIA.

  Between the date of organization and the commencement of investment operations on July 29, 1998, the Fund had no operations other than incurring organizational expenses. These costs aggregated $31,954 and were absorbed by Hennessy Management Co. 2, L.P. (the "Adviser"). The Fund will not be required to reimburse the Adviser for the organizational expenses.

2).  SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a). Investment Valuation -- Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Exchange-traded securities for which there were no transactions that day and debt securities are valued at the most recent bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

b). Federal Income Taxes -- Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareowners and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Temporary differences are primarily the result of wash sales treatment for tax reporting purposes.

c). Income and Expenses -- The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareowner service fees.

d). Distributions to Shareowners -- Dividends from net investment income are declared and paid on a calendar quarter basis. Distributions of net realized capital gains, if any, will be declared at least annually.

e). Security Transactions and Income -- Investment and shareowner transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

f). Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from from those estimates.

3).  INVESTMENT TRANSACTIONS

  The aggregate purchases and sales, excluding short-term investments, for the Fund, for the period ended December 31, 1998, were $401,935 and $0, respectively.

  At December 31, 1998, gross unrealized appreciation and depreciation on investments for federal income tax purposes was as follows:

   Appreciation                               $   1,923
   (Depreciation)                               (19,956)
                                              ---------
   Net unrealized depreciation
     on investments                           $ (18,033)
                                              ---------
                                              ---------

  At December 31, 1998, the cost of investments for federal income tax purposes was $1,282,349.

4).  INVESTMENT ADVISORY AND OTHER AGREEMENTS

  The Hennessy Funds, Inc. -- Hennessy Leveraged Dogs Fund has entered into an investment advisory agreement with The Hennessy Management Co. 2, L.P. (the "Adviser"). The Adviser is a California limited partnership organized on February 2, 1998, for the purpose of becoming the Fund's investment adviser.
The general partner of the Adviser is Edward J. Hennessy, Incorporated ("Hennessy"). Hennessy is a registered broker-dealer and investment adviser. Edward J. Hennessy received commissions of $368 for transactions related to the purchase and sales of securities held by the Fund for the period ending December 31, 1998. Hennessy was organized in 1989 and is controlled by Neil J. Hennessy, who is a director and the president of Hennessy.

  Pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at an annual rate not to exceed 0.60% of the Fund's average daily net assets.

  The Fund has adopted a plan pursuant to Rule 12b-1 which authorizes payments in connection with the distribution of Fund shares at an annual rate not to
exceed 0.25% of the Fund's average daily net assets.   Amounts paid under the
Plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners and the printing and mailing of sales literature.

  The Adviser has voluntarily agreed to waive its investment advisory fee, waive 12b-1 fees and reimburse the Fund for all operating expenses (excluding interest, taxes, brokerage costs and extraordinary items) for the fiscal year ending June 30, 1999. The Adviser will not seek reimbursement for any waived fees or operating expenses for the fiscal year ending June 30, 1999.

  Firstar Bank Milwaukee, N.A. serves as custodian for the Fund. Firstar Mutual Fund Services, LLC serves as transfer agent, dividend disbursing agent, administrator and accounting services agent for the Fund.

INVESTMENT ADVISER
   The Hennessy Management Co. 2, L.P.
   The Courtyard Square
   750 Grant Avenue, Suite 100
   Novato, CA 94945

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT & SHAREHOLDER SERVICING AGENT
   Firstar Mutual Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
   (800) 261-6950

CUSTODIAN
   Firstar Bank Milwaukee, N.A.
   P.O. Box 701
   Milwaukee, WI 53201-0701
   (800) 261-6950

DIRECTORS
   Neil J. Hennessy
   Brian A. Hennessy
   Robert T. Doyle
   Rodger D. Offenbach
   J. Dennis DeSousa

COUNSEL
   Foley & Lardner
   777 East Wisconsin Avenue
   Milwaukee, WI 53202-5367

INDEPENDENT AUDITORS
   KPMG Peat Marwick LLP
   777 East Wisconsin Avenue
   Milwaukee, WI 53202